SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2005

FISHER SCIENTIFIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920	02-0451017
(Commission File No.)	(IRS Employer Identification No.)

Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02 Results of Operations and Financial Condition.

     Representatives of Fisher Scientific International Inc. (the “Company”) will make an investor presentation on June 15, 2005 at the Goldman Sachs Twenty Sixth Annual Global Healthcare Conference. Attached hereto as Exhibit 99.1 is a copy of the investor presentation materials, which are being furnished, but not filed, pursuant to Items 2.02 and 7.01 of this report on Form 8-K. The attached presentation materials, together with an audio replay of the presentation, will be available on the Company’s Web site at http://www.fisherscientific.com following the presentation until July 13.

     This current report on Form 8-K contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in the attached investor presentation materials.

     To supplement the Company’s investor materials presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Company provides certain non-GAAP measures of financial performance and liquidity. These non-GAAP measures are comprised of (i) adjusted diluted net income per share; (ii) adjusted operating income; (iii) free cash flow; and (iv) adjusted operating margin.

     The Company defines adjusted diluted net income per share and adjusted operating income as diluted net income per share and operating income, respectively, each computed in accordance with GAAP, excluding items that the Company considers to be nonrecurring to the Company’s operations. The Company calculates and discloses adjusted diluted net income per share and adjusted operating income because the Company believes that these measures may assist investors in evaluating trends of the Company’s operating results without regard to items that are not considered recurring.

     The Company defines free cash flow as cash provided by operating activities less capital expenditures, each computed in accordance with GAAP. The Company believes that free cash flow is a useful measure of liquidity.

     The Company defines adjusted operating margin as adjusted operating income as a percentage of sales. The Company calculates and discloses adjusted operating margin because the Company believes that this measure may assist investors in evaluating trends of the Company’s operating results without regard to transactions that are not recurring.

     Investors should recognize these non-GAAP measures may not be comparable to similarly titled measures of other companies and that the measures presented are not a substitute or alternative for measures of financial performance determined in accordance with GAAP, such as net income as a measure of operating results or cash flow as a measure of liquidity.

ITEM 7.01 Regulation FD Disclosure.

     Representatives of the Company will make an investor presentation on June 15, 2005 at the Goldman Sachs Twenty Sixth Annual Global Healthcare Conference. Attached hereto as Exhibit 99.1 is a copy of the investor presentation materials, which are being furnished, but not filed, pursuant to Items 2.02 and 7.01 of this report on Form 8-K. The attached presentation materials, together with an audio replay of the presentation, will be available on the Company’s Web site at http://www.fisherscientific.com following the presentation until July 13.

ITEM 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Fisher Scientific International Inc.’s investor presentation that will be presented on June 15, 2005. This Exhibit is furnished pursuant to Items 2.02 and 7.01 of this report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.

Date: June 15, 2005	By:	/s/ Mark D. Roellig

		Name:	Mark D. Roellig
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Fisher Scientific International Inc.’s investor presentation that will be presented on June 15, 2005. This Exhibit is furnished pursuant to Items 2.02 and 7.01 of this report on Form 8-K.